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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 17, 2004
                              (September 15, 2004)



                             ABERCROMBIE & FITCH CO.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       1-12107                  31-1469076
---------------                ----------------         -------------------
(State or other                (Commission File           (IRS Employer
jurisdiction of                    Number)              Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

         Item 1.01. Entry into a Material Definitive Agreement.

         As of September 15, 2004, Abercrombie & Fitch Co. (the "Company") and Abercrombie & Fitch Management Co., a subsidiary of the Company ("A&F Management"), entered into a Second Amendment (the "Second Amendment") in respect of the Credit Agreement, dated as of November 14, 2002 (as previously amended by the First Amendment and Waiver, dated as of January 26, 2004, the "Credit Agreement"), among A&F Management, as Borrower; the Company, as Guarantor; the banks and other financial institutions and entities then party to the Credit Agreement (the "Lenders"); and National City Bank, as Administrative Agent. The Second Amendment permits additional repurchases by the Company of shares of its Class A Common Stock, in accordance with the stock repurchase program authorized by the Company's Board of Directors and announced on July 29, 2004.

         Pursuant to the Second Amendment, so long as no "Default" or "Event of Default" exists under the Credit Agreement, the Company and A&F Management may:

         o repurchase shares of Class A Common Stock of the Company for cash in any amount, so long as no Loans (as defined in the Credit Agreement) have been made pursuant to the Credit Agreement; or

         o if Loans have at any time been made, repurchase shares of Class A Common Stock of the Company,

                  (a) in any fiscal year, in an aggregate amount not in excess of 40% of "Consolidated Net Income" (as defined in the Credit Agreement) for the immediately preceding fiscal year less the aggregate amount of any repurchases made in such fiscal year pursuant to clause (b) below, plus

                  (b) an aggregate cumulative amount not in excess of $250,000,000 less the aggregate cumulative amount of any repurchases made pursuant to clause (a) above and any repurchases made after September 15, 2004 and prior to the making of Loans pursuant to the Credit Agreement.




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         As of September 15, 2004 and as of the date hereof, no Loans have been made under the Credit Agreement. Letters of credit totaling approximately
$61.0 million were outstanding under the Credit Agreement at September 15, 2004; however, letters of credit are not considered to be "Loans" for purposes of the Credit Agreement.

         A copy of the Second Amendment is being filed as Exhibit 4 to this Current Report on Form 8-K. The foregoing summary of the Second Amendment is qualified in its entirety by reference to Exhibit 4.

Section 2 - Financial Information

         Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The discussion of the Second Amendment entered into by the Company and its subsidiary A&F Management as of September 15, 2004 is incorporated herein by reference from "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K.

 Section 9 -- Financial Statements and Exhibits

         Item 9.01. Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired:

                           Not applicable.

                  (b)      Pro forma financial information:

                           Not applicable.



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                  (c)      Exhibits:

           Exhibit No.                 Description

                  4 Second Amendment, dated as of September 15, 2004, to the Credit Agreement, dated as of November 14, 2002 (the "Credit Agreement"), among Abercrombie & Fitch Management Co., as Borrower; Abercrombie & Fitch Co., as Guarantor; the banks and other financial institutions and entities from time to time party to the Credit Agreement, as Lenders; and National City Bank, as Administrative Agent








                  [Remainder of page intentionally left blank;
                         signature on following page.]




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ABERCROMBIE & FITCH CO.


Dated:  September 17, 2004                    By: /s/ Susan J. Riley
                                                 ------------------------------
                                                 Susan J. Riley
                                                 Senior Vice President-Chief
                                                 Financial Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                            Dated September 17, 2004

                             Abercrombie & Fitch Co.


Exhibit No.       Description
-----------       -----------
   4              Second Amendment, dated as of September 15, 2004, to the
                  Credit Agreement, dated as of November 14, 2002 (the "Credit
                  Agreement"), among Abercrombie & Fitch Management Co., as
                  Borrower; Abercrombie & Fitch Co., as Guarantor; the banks and other financial institutions and entities from time to time party to the Credit Agreement, as Lenders; and National City
                  Bank, as Administrative Agent





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